UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
August 1, 2005
Date of Report (Date of Earliest Event Reported)
The China Fund, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	811-05749	000000000
(State or Other Jurisdiction of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification Number)

225 Franklin Street, Boston, Massachusetts	02110
(Address of Principal Executive Offices)	(Zip Code)
1(888) 246-2255
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits
SIGNATURES
EXHIBIT INDEX
Press Release

Item 7.01. Regulation FD Disclosure.
Pursuant to Regulation FD Rules 100-103, The China Fund, Inc. (the “Fund”) is providing a copy of the press release dated August 1, 2005 with respect to announcing the Fund’s rights offering is over-subscribed.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Description

99	Press Release

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 1, 2005

By:	/s/ Francine S. Hayes

Name:	Francine S. Hayes
Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99	Press Release